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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act 1934


     Date of Report (Date of earliest event reported)    July 29, 1999
                                                         -------------



                               Respironics, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)



           Delaware                   000-16723              25-1304989
-----------------------------        -----------           --------------
State or other jurisdiction          Commission             IRS Employer
     of incorporation                File Number           identification
                                                              Employees


1501 Ardmore Boulevard, Pittsburgh PA              15221-4401
--------------------------------------             ----------
(Address of principal executive officers)            (Zip)


Registrant's telephone number, including area code    (412) 731-2100
                                                      --------------


        (Former name and former address, if changed since last report)
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Item 1.  Changes in Control of Registrant
         None


Item 2.  Acquisition or Disposition of Assets.
         None


Item 3.  Bankruptcy or Receivership.
         None


Item 4.  Changes in Registrant's Certifying Accountant.
         None


Item 5.  Other Events.

         In connection with a restructuring of its business, the Company issued press releases on July 29, 1999 (announcing quarterly earnings and outlining the details of the restructuring) and August 19, 1999 (announcing the appointment of a new Chief
         Executive Officer).   These press releases are included as
         exhibits to this filing.

Item 6.  Resignation of Registrant's Directors.
         None


Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1:  Press Release dated July 29, 1999

         Exhibit 99.2:  Press Release dated August 19, 1999
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Respironics, Inc.
                                                      -----------------
                                                         (Registrant)


      August 23, 1999                                  /s/James C. Woll
      ---------------                                  ----------------
          (Date)                                         (Signature)


                                                          James C. Woll
                                                        Vice President -
                                                      Corporate Controller